As filed with the Securities and Exchange Commission on December 3, 1996.
                                                     Registration No. 333-
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM S-8

                      REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933

                              PEERLESS MFG. CO.
           (Exact Name of Registrant as Specified in Its Charter)


            TEXAS                                               75-0724417
      -----------------                                     ------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)



                            2819 WALNUT HILL LANE
                            DALLAS, TEXAS  75229
                               (214) 357-6181


     (Address, including Zip Code,  and Telephone Number, including Area
             Code, of Registrant's Principal Executive Offices)

                           -----------------------

        PEERLESS MFG. CO. 1995 STOCK OPTION AND RESTRICTED STOCK PLAN
                            (Full Title of Plan)

                          -----------------------

          SHERRILL STONE                                       COPY TO:
PRESIDENT AND CHIEF EXECUTIVE OFFICER                  R. CLAYTON MULFORD, ESQ.
          PEERLESS MFG. CO.                             HUGHES & LUCE, L.L.P.
        2819 WALNUT HILL LANE                       1717 MAIN STREET, SUITE 2800
         DALLAS, TEXAS  75229                           DALLAS, TEXAS  75201
            (214) 357-6181
   (Name, Address, and Telephone Number,
including Area Code, of Agent for Service)


                         ---------------------------


                       CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------------
TITLE OF EACH CLASS         AMOUNT           PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
  OF SECURITIES             TO BE             OFFERING PRICE           AGGREGATE             REGISTRATION
 TO BE REGISTERED         REGISTERED(1)         PER SHARE(2)       OFFERING PRICE(2)             FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00
par value                  100,000                $12.75               $1,275,000              $386.36
------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate additional amount of shares of Common Stock to be offered or sold pursuant to the antidilution provisions of the Peerless Mfg. Co. 1995 Stock Option and Restricted Stock Plan.
(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low price paid per share of Common Stock, as reported on the Nasdaq National Market on November 27, 1996, in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended.

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Peerless Mfg. Co. (the "Registrant") are incorporated by reference in this Registration Statement:

         (a) Annual Report on Form 10-K for the fiscal year ended June 30, 1996, which contains the Registrant's audited financial statements for the Registrant's last completed fiscal year (the "1996 Form 10-K").

         (b) Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

         (c) All reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the 1996 Form 10-K.

         (d) The description of the Registrant's common stock, par value $1.00 per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A, dated October 29, 1970, (File Number 05214), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents (such documents, and the documents enumerated above, "Incorporated Documents").

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's charter and bylaws provide that the Registrant may indemnify a person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was an officer or director of the Registrant if it is determined that the person: (a) conducted himself in good faith; (b) reasonably believed: (i) in the case of conduct in his official capacity as a director or officer of the corporation, that his conduct was in the corporation's best interest; and (ii) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and (c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, no indemnification shall be made with respect to any claim, issue or manner as to which such officer or director has been adjudged liable for negligence or misconduct in the performance of his or her duty to the Registrant and only to the extent that the court in which such suit or action was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity. A director or officer may be indemnified by the Registrant against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees) actually incurred by the director or officer in connection with any such proceeding; but if the proceeding was brought by or in behalf of the Registrant, the indemnification is limited to reasonable expenses actually incurred by the person in connection with the proceeding.

         The Registrant's charter and bylaws require indemnification of an officer or director against reasonable expenses (including attorneys' fees) incurred by him in connection with a proceeding in which he is a party because he is a director if he has been wholly successful, on the merits or otherwise, in the defense of such proceeding.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.   EXHIBITS.

 4.1 The Company's Articles of Incorporation, as amended to date (filed as Exhibit 1 to the Company's Registration Statement on Form S-1, Registration No. 2-35767) and amended by the Company's December 12, 1990 Form 8 amending Exhibit 3(a) to the Company's Annual Report on Form 10-K dated June 30, 1990, and incorporated herein by reference.

 4.2 The Company's Bylaws, as amended to date (filed as Exhibit 3(b) to the Company's Annual Report on Form 10-K, dated June 30, 1993, and incorporated herein by reference).

 5.1*                  Opinion of Hughes & Luce, L.L.P.

23.1*                  Consent of Grant Thornton, LLP

23.2*                  Consent of Hughes & Luce, L.L.P. (contained in
                       Exhibit 5.1)

24.1*                  Power of Attorney (contained in signature page)

--------------------------
*Filed herewith.

ITEM 9.   UNDERTAKINGS.

         (a)     The Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement:

                         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
         Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post- effective amendment shall be deemed to be a new registration statement to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in
Item 6, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification by the Registrant against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas, on November 21, 1996.


                                  PEERLESS MFG. CO.


                                  By:  /s/  Sherrill Stone
                                       ---------------------------------------
                                       Sherrill Stone
                                       President and Chief Executive Officer

                              POWER OF ATTORNEY

         We, the undersigned officers and directors of Peerless Mfg. Co., hereby severally constitute and appoint Sherrill Stone and Kent J. Van Houten, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement, and generally to do all things in our name and behalf in the capacities indicated below to enable Peerless Mfg. Co. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements to the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



             Signature                                   Title                                            Date
             ---------                                   -----                                            ----


    /s/ Sherrill Stone                    Chairman of the Board, President and                     November 21, 1996
    ------------------------------              Chief Executive Officer
          Sherrill Stone                     (Principal Executive Officer)


    /s/ D.D. Battershell                                Director                                   November 21, 1996
    ------------------------------
           D. D. Battershell

    /s/ Bernard S. Lee                                  Director                                   November 21, 1996
    ------------------------------
            Bernard S. Lee

    /s/ J. V. Mariner                                   Director                                   November 21, 1996
    ------------------------------
             J. V. Mariner

    /s/ Donald A. Sillers, Jr.                          Director                                   November 21, 1996
    ------------------------------
        Donald A. Sillers, Jr.

    /s/ Kent J. Van Houten                    Chief Financial Officer and                          November 21, 1996
    ------------------------------                Secretary-Treasurer
        Kent J. Van Houten                  (Principal Financial Officer and
                                             Principal Accounting Officer)


                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 4.1                   The Company's Articles of Incorporation, as amended to
                       date (filed as Exhibit 1 to the Company's Registration
                       Statement on Form S-1, Registration No. 2-35767) and
                       amended by the Company's December 12, 1990 Form 8
                       amending Exhibit 3(a) to the Company's Annual Report on
                       Form 10-K dated June 30, 1990, and incorporated
                       herein by reference.

 4.2 The Company's Bylaws, as amended to date (filed as Exhibit 3(b) to the Company's Annual Report on Form
                       10-K, dated June 30, 1993, and incorporated herein by reference).

 5.1*                  Opinion of Hughes & Luce, L.L.P.

23.1*                  Consent of Grant Thornton, LLP

23.2*                  Consent of Hughes & Luce, L.L.P. (contained in
                       Exhibit 5.1)

24.1*                  Power of Attorney (contained on signature page)

------------
*Filed herewith